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                                                       Exhibit (99.3)
                  CERTIFICATION PURSUANT TO
                   18 U.S.C. Section 1350,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Eastman Kodak Company (the "Company") on Form 10-Q/A for the three and six month periods ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel A. Carp, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Daniel A. Carp
Daniel A. Carp
Chief Executive Officer
September 3, 2003